Thursday, March 9, 2017 Exhibit 99.1

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

John Kraft Vice President, Investor Relations & Strategic Analysis Welcome

ACI Evolution and Strategy Financial Highlights UP Solutions: Success in On Premise and Growth in the Cloud BREAK ACI On Demand Immediate Payments: A Global Roundtable Discussion Q&A Lunch and Networking AGENDA

Phil Heasley President & CEO ACI evolution and strategy

Not a processing business 12-year journey Power of UP OBJECTIVES

OUR VISION ACI is a highly focused and unified payments software enterprise that enables any-to-any payment transactions to occur regardless of time, location or type, supporting multi-party payments with the notion that the purchaser directs the payments to his/her provider of choice to satisfy the transaction in an efficient and secure environment.

ACI Presence on FI Value Chain Corporate Functions Secondary Activities Retail Bank Wholesale Bank Lending Mortgage Personal Auto Cards Shared Services Core Payments Deposit Product Channels: ATM Branch Online Phone Deposit Corporate Institutional Lending Real Estate Syndicated Corporate Consumers Corporations Institutions Primary Activities ACI Current Footprint Interaction Space ACI Potential Footprint Source: Financial Insights, Michael Porter, Internal Analysis Retail Payments Discussion Wholesale Payments Discussion Corporate Payments Discussion Published in 2005

Wholesale Payments Heat Map Low Value High Value B2B & B2C Commerce Banking Payments Systems of Record Leader Contender Participant Absent No Interest Wholesale (trad.) Wholesale (acq.) Published in 2005

Retail Payments Heat Map Signature PIN or Account # C2B Commerce Banking Payments Systems of Record Leader Contender Participant Absent No Interest Payments Mgmt Risk Mgmt Base24-eps Payments Engines Published in 2005

The Journey UP – Reaching Universal Connectivity

U P UP – Reaching Universal Connectivity Services End Points

Services and End Points Services and End Points Hub Coarse-grained UP Services End Points

UP – Reaching Universal Connectivity Services End Points

PAY.ON: Expanding our Connectivity Services End Points PAY.ON 25 Services 412 End Points

UP – Reaching Universal Connectivity Services End Points External Services and End Points

UP – Reaching Universal Connectivity Services End Points External Services and End Points

UP Retail UP Wholesale UP Merchant

Scott Behrens Chief Financial Officer Financial highlights

ACI Shift Towards the Cloud Faster growth in ACI’s cloud business Merchant retailer and particular focus on eCommerce Traditional On Premise customers converting to Cloud Cash management

ACI Revenue Model Shifts with Cloud Adoption Go Live Higher percentage realized at go-live Revenue starts when customer is live Sign Contract Year Steady recurring revenues Revenue starts when customer is live Sign Contract Year Go Live On Premise

Go Live Sign Contract Year Year Sign Contract Go Live ACI Revenue Model Shifts with Subscription Adoption On Premise

Faster implementations Lower degree of customization More predictable revenue stream Longer implementations Greater degree of customization Greater stickiness Deployment Model Characteristics On Premise Cloud

Harvest backlog Improve customer onboarding time New logos and incremental volume from existing customers Disciplined transaction-based pricing Execute on UP strategy New logos Cross-selling to existing customers Price increases Secular transaction growth Revenue Drivers On Premise Cloud

Scale will deliver high incremental margins Lower cost to operate SaaS and Platform businesses Become low-cost producer Manage customer success Layer on new license and maintenance revenue on top of relatively fixed cost basis Increase implementation services productivity Improve maintenance margins Maintain low attrition Profitability Drivers On Premise Cloud

Organic Growth Increasing 2013 2016 2017 2-5% Growth $ Millions 2015 2014 +4% +5% +3% +1% -2%

2017 Guidance 2016 Pro Forma 2017 Guidance -$15 Deduct CFS 2-5% Growth FX Impact -$10 $ $ Millions

Organic revenue growth Mid-to-upper single digits Adjusted EBITDA margin 100 bps expansion per year Operating free cash flow Track adjusted EBITDA growth New bookings growth High single digits Financial Summary – Five-year Targets

Craig Saks Chief Operating Officer ACI UP Solutions: success in on premise and growth in the cloud

Taking ACI’s Vision to Market UP RETAIL PAYMENTS™ UP PAYMENTS RISK MANAGEMENT™ UNIVERSAL PAYMENTS UP IMMEDIATE PAYMENTS™ UP TRANSACTION BANKING UP MERCHANT PAYMENTS™ UP eCOMMERCE PAYMENTS™ UP BILL PAYMENT™ UP TRANSACTION BANKING™ WHOLESALE PAYMENTS CONSUMER PAYMENTS IMMEDIATE PAYMENTS RETAILERS & BILLERS

ACI Solutions Support Full Range of Deployment Options UP RETAIL PAYMENTS UP PAYMENTS RISK MANAGEMENT UNIVERSAL PAYMENTS UP IMMEDIATE PAYMENTS UP TRANSACTION BANKING UP MERCHANT PAYMENTS UP eCOMMERCE PAYMENTS UP BILL PAYMENT UP TRANSACTION BANKING WHOLESALE PAYMENTS CONSUMER PAYMENTS IMMEDIATE PAYMENTS RETAILERS & BILLERS CLOUD ON PREMISE

Universal Payments Ecosystem

Design, development, delivery



Bill Pay App
P2P App
3rd Party Apps Consuming APIs
Canonical Model Focus (IFX, ISO 20022)
SERVICE & API MANAGEMENT (DESIGN TIME)
CANONICAL MODELS
SERVICE MODELS
API MODELS
API & Service Catalogue
ACI's Dev Portal (Runtime)
UP FRAMEWORK
RPS (BASE24-eps, BASE24) Capabilities
Card and Merchant Management Capabilities
Merchant Retail & Bill Pay Capabilities
Immediate Payments Capabilities
PAYMENTS RISK MANAGEMENT
Agile Product Dev
Service/API Focus
Continuous Delivery
UPP DevOps team
Continuous Delivery
UPP Production
UP Framework
P1
P3
S1
UPP Sandbox
UP Framework
P1
P3
S1

ACI UNIVERSAL PAYMENTS

REMINDER: View the demo during break

Retail Payments: 2012 $ $$$

Retail Payments: 2016 $ $$$ UP Retail Payments drives growth through expanded relationships and new sales Selected examples for discussion

MTS & Immediate Payments: 2012 $ $$$

MTS & Immediate Payments: 2016 Loyal MTS customers and transformation of Immediate Payments drive real-time payments adoption globally $ $$$ Selected examples for discussion

Merchant Retail & Billers - 2012 $ $$$

Merchant Retail & Billers - 2016 eCommerce, omni-channel and shift to the cloud provide growth opportunity $ $$$ Selected examples for discussion

Fraud - 2012 $ $$$

Fraud - 2016 eCommerce, real time and convergence of issuer and merchant data drive growth $ $$$ Selected examples for discussion

ACI - 2016

Industry leadership – participate on 70+ industry and standards bodies Ongoing shift to payments in the cloud European data center investments Industry operating cost reduction based on consolidation and re-platforming play to ACI’s strengths Major trends such as immediate payments, eCommerce, cross border and multi-national operations, and open access are all addressed by ACI’s portfolio Strong global sales coverage UP makes real-time, any-to-any real – in a real-time world needing more payments capabilities and more connectivity than ever before, ACI has an upper hand ACI is well positioned for ongoing success Ongoing Opportunity

Customer Focus Acceleration New Business Product Excellence Customer Focus Acceleration New Business Product Excellence Executing Our Vision and Driving Results

Mandy Killam ACI On Premise Dan Frate ACI On Demand Eve Aretakis Product Development Carolyn Homberger Global Sales

BREAK Universal PAYMENTS PLATFORM DEMO

Dan Frate Group President, ACI On Demand ACI On Demand: Delivering Solutions in the Cloud

ACI On Demand 4,600+ AOD Customers

Anal Key Drivers of Payments to the ACI Cloud Speed to Market Focus and Flexibility Security and Compliance  Economics Scalability

Market Opportunity for Cloud-Based Transactions Sources: Celent, CEB TowerGroup, Ovum Billions Billions Billions Billions CAGR = 27% CAGR = 26% CAGR = 17%

Anal Merchant Retailer Opportunity UP Merchant Payments ANYTIME ANY PAYMENT ANYWHERE

Anal Biller Opportunity SOLUTION enhancements PARTNER relationships CROSS-SELL opportunity

Anal Financial Institution Opportunity UP Immediate Payments UP Retail Payments Digital Banking

Award-winning payments and fraud management capabilities Industry recognized Best-in-class Fraud Tool and Ranked #2 of the Top 25 cross-border payment and providers International Award 2016 Cash Management Vendor Evaluation Universal Online Banker Best Payments Flexibility, Open Architecture And Large Customer Base UP eCommerce Payments Solution Cross-border Payments Award

Customers Recognize Benefits of the ACI Cloud 88% of surveyed customers saw benefits within the first six months or less after deploying their ACI cloud solution.

Anal ACI On Demand Investment Drives Growth DATA CENTERS SOLUTIONS SECURITY & RISK TALENT & EXPERTISE AOD Investment $

ACI On Demand: Poised for Success GROWING MARKET STATE-OF-THE-ART DATA CENTERS AWARD-WINNING TECHNOLOGY INVESTMENT TO SUPPORT GROWTH AOD

Markus Rinderer Mike Braatz ACI On Demand Business Leaders

Cross-border, Currency and Mobile in One Solution Cross-border processing in 85+ currencies Expanded mobile offering via mobile SDKs PCI-compliant payment forms Challenge: Legacy systems constrained geo and channel growth

Case Study: Leading Global Gaming Company Acquirer independence Increased conversion rates Cost savings One of U.S.’s Largest eGaming Platforms Growing revenue and saving costs Confidential

Delivering Real-World Results 90% debit/DDA fraud reduction in 3 years Sophisticated use of real-time rules + advanced analytics Top 10 North American Bank Debit card/DDA fraud management and merchant monitoring Confidential

Case Study: Domino’s Enabling Omni-Channel Support for anytime, anywhere ordering Tokenized data across channels Scalable model for peak volumes Initiative: Securing payments in physical and digital channels offering consumer choice

Immediate Payments: A Global roundtable Discussion

Major markets adopting real-time payments The Opportunity: Immediate Payments Around the Globe Live In development In discussion / design

Adam Jordan Product Owner, Domestic Payments, Westpac Rob Louwerse Project Manager, Instant Payments, Rabobank Immediate Payments: A Global Roundtable Discussion Deborah Matthews Phillips Managing Director, Payment Strategy, Jack Henry & Associates PANELISTS

Q&A

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this presentation include, but are not limited to, statements regarding: Expectations regarding 2017 financial guidance related to revenue, adjusted EBITDA and full year new bookings growth; Expectations regarding five year targets, including future increases in organic revenue growth, adjusted EBITDA margin, operating free cash flow and new bookings growth. Forward-Looking Statements

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with PAY.ON, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our ability to protect customer information from security breaches or attacks, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, exposure to credit or operating risks arising from certain payment funding methods, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, volatility in our stock price, our pending appeal of the $43 million judgement, plus $2.7 million of attorney fees and costs awarded against us in the BHMI litigation, and potential claims associated with our sale and transition of our CFS assets and liabilities. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Forward-Looking Statements